Schwab Investments
Schwab Global Real Estate Fund

Portfolio Holdings as of November 30, 2025 (Unaudited)

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.5% OF NET ASSETS

Australia 5.9%
Charter Hall Group	250,334	4,079,676
Goodman Group	77,135	1,501,214
GPT Group	335,119	1,218,864
Scentre Group	1,385,869	3,705,118
Vicinity Ltd.	3,157,391	5,090,032
Waypoint REIT Ltd.	917,452	1,592,730
		17,187,634

Belgium 0.4%
Warehouses De Pauw CVA	46,879	1,216,761

Brazil 1.2%
Construtora Tenda SA	495,013	2,545,614
Multiplan Empreendimentos Imobiliarios SA	167,315	945,366
		3,490,980

Canada 2.7%
Boardwalk Real Estate Investment Trust	28,218	1,296,964
Chartwell Retirement Residences	66,063	953,988
Crombie Real Estate Investment Trust	230,898	2,546,165
First Capital Real Estate Investment Trust	60,400	848,872
H&R Real Estate Investment Trust	230,508	1,702,274
Primaris Real Estate Investment Trust	47,660	519,419
		7,867,682

Chile 0.4%
Plaza SA	371,502	1,280,793

China 2.3%
C&D International Investment Group Ltd.	653,000	1,388,910
China Overseas Property Holdings Ltd.	3,470,000	2,206,024
China Resources Land Ltd.	804,500	3,132,407
		6,727,341

France 3.0%
ARGAN SA	11,177	848,349
Carmila SA *	113,829	2,262,684
Covivio SA	86,103	5,562,472
		8,673,505

Germany 0.4%
Deutsche Wohnen SE	835	21,112
Vonovia SE	39,566	1,197,787
		1,218,899

Guernsey 0.2%
Sirius Real Estate Ltd.	397,514	516,718

SECURITY	NUMBER OF SHARES	VALUE ($)
Hong Kong 3.0%
CK Asset Holdings Ltd.	178,000	915,223
Kerry Properties Ltd.	637,500	1,726,000
Link REIT	110,700	525,790
Sun Hung Kai Properties Ltd.	202,500	2,571,819
Swire Properties Ltd.	280,000	769,690
Wharf Real Estate Investment Co. Ltd.	774,000	2,450,223
		8,958,745

Indonesia 0.2%
Pakuwon Jati Tbk. PT	20,082,900	460,623

Ireland 0.5%
Glenveagh Properties PLC *	618,744	1,402,893

Japan 9.5%
Daiwa House Industry Co. Ltd.	81,200	2,771,451
Global One Real Estate Investment Corp.	1,845	1,676,418
Hulic Co. Ltd.	356,900	3,936,591
Hulic Reit, Inc.	1,295	1,469,650
Invincible Investment Corp.	1,643	703,041
Mitsubishi Estate Co. Ltd.	26,800	632,295
Mitsui Fudosan Co. Ltd.	402,000	4,721,702
NIPPON REIT Investment Corp.	5,990	3,927,507
Nomura Real Estate Master Fund, Inc.	2,571	2,804,938
Sekisui House Reit, Inc.	7,317	3,729,705
Sumitomo Realty & Development Co. Ltd.	8,400	405,924
Tokyu Fudosan Holdings Corp.	25,300	235,186
Tokyu REIT, Inc.	759	995,928
		28,010,336

Luxembourg 1.9%
Aroundtown SA *	1,054,187	3,630,490
Grand City Properties SA	154,143	1,953,942
		5,584,432

Malaysia 1.9%
Eco World Development Group Bhd.	3,584,400	1,910,960
Mah Sing Group Bhd.	3,487,800	871,217
Sunway Real Estate Investment Trust	4,901,500	2,683,269
		5,465,446

Philippines 0.1%
Robinsons Land Corp.	1,245,500	338,548

Singapore 3.1%
CapitaLand Ascendas REIT *	2,064,600	4,484,252
Keppel DC REIT	385,800	688,436
UOL Group Ltd.	606,800	3,945,386
		9,118,074

Schwab Global Real Estate Fund
Portfolio Holdings (Unaudited) continued

SECURITY	NUMBER OF SHARES	VALUE ($)
Spain 0.3%
Merlin Properties Socimi SA	56,348	832,327

Sweden 0.6%
Dios Fastigheter AB	145,290	995,528
Intea Fastigheter AB	89,176	636,624
Nyfosa AB	33,736	272,880
		1,905,032

United Arab Emirates 2.0%
Emaar Development PJSC	768,258	3,075,870
Emaar Properties PJSC	770,208	2,790,568
		5,866,438

United Kingdom 3.0%
Big Yellow Group PLC	26,261	403,059
British Land Co. PLC	547,640	2,946,223
LondonMetric Property PLC	2,172,882	5,410,909
		8,760,191

United States 56.9%
Alexander & Baldwin, Inc.	309,208	4,832,921
American Homes 4 Rent, Class A	35,028	1,125,099
American Tower Corp.	9,689	1,756,325
Brixmor Property Group, Inc.	207,284	5,418,404
Camden Property Trust	12,750	1,355,835
COPT Defense Properties	119,616	3,675,800
Cousins Properties, Inc.	33,394	860,897
DiamondRock Hospitality Co.	584,395	5,323,838
Digital Realty Trust, Inc.	23,743	3,801,729
EastGroup Properties, Inc.	36,921	6,689,347
EPR Properties	109,113	5,703,337
Equinix, Inc.	16,115	12,139,591
Equity Residential	30,064	1,856,452
SECURITY	NUMBER OF SHARES	VALUE ($)
Essex Property Trust, Inc.	14,075	3,710,451
Federal Realty Investment Trust	4,400	434,412
First Industrial Realty Trust, Inc.	107,540	6,155,590
Gaming & Leisure Properties, Inc.	19,465	847,311
Global Net Lease, Inc.	58,849	483,150
Host Hotels & Resorts, Inc.	122,995	2,168,402
Invitation Homes, Inc.	166,974	4,708,667
Iron Mountain, Inc.	29,934	2,584,801
Lamar Advertising Co., Class A	2,600	344,214
LTC Properties, Inc.	14,717	537,023
LXP Industrial Trust	50,614	2,454,779
Omega Healthcare Investors, Inc.	167,085	7,672,543
Phillips Edison & Co., Inc.	32,540	1,155,170
Prologis, Inc.	102,752	13,206,715
Public Storage	22,753	6,246,609
Realty Income Corp.	30,539	1,759,352
Regency Centers Corp.	3,400	241,944
Sabra Health Care REIT, Inc.	94,028	1,834,486
Simon Property Group, Inc.	39,692	7,395,413
Sun Communities, Inc.	48,214	6,211,892
Tanger, Inc.	31,457	1,056,326
UDR, Inc.	157,112	5,722,019
Ventas, Inc.	95,919	7,733,949
VICI Properties, Inc.	293,949	8,471,610
Vornado Realty Trust	33,628	1,238,183
Welltower, Inc.	86,112	17,930,241
		166,844,827
Total Common Stocks (Cost $247,315,901)		291,728,225
Total Investments in Securities (Cost $247,315,901)		291,728,225

*	Non-income producing security.

CVA —	Dutch Certificate
REIT —	Real Estate Investment Trust

Schwab Global Real Estate Fund
Portfolio Holdings (Unaudited) continued

The following is a summary of the inputs used to value the fund’s investments as of November 30, 2025 (see notes to portfolio holdings for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$181,864,516	$—	$—	$181,864,516
Australia	—	17,187,634	—	17,187,634
Belgium	—	1,216,761	—	1,216,761
China	—	6,727,341	—	6,727,341
France	—	8,673,505	—	8,673,505
Germany	—	1,218,899	—	1,218,899
Hong Kong	—	8,958,745	—	8,958,745
Japan	—	28,010,336	—	28,010,336
Luxembourg	—	5,584,432	—	5,584,432
Malaysia	—	5,465,446	—	5,465,446
Philippines	—	338,548	—	338,548
Singapore	—	9,118,074	—	9,118,074
Spain	—	832,327	—	832,327
Sweden	636,624	1,268,408	—	1,905,032
United Arab Emirates	—	5,866,438	—	5,866,438
United Kingdom	—	8,760,191	—	8,760,191
Total	$182,501,140	$109,227,085	$—	$291,728,225

[1]	As categorized in the Portfolio Holdings.

Schwab Global Real Estate Fund
Notes to Portfolio Holdings (Unaudited)

Pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the 1940 Act), the Board of Trustees (the Board) has designated authority to a Valuation Designee, the fund’s investment adviser, to make fair valuation determinations under adopted procedures, subject to Board oversight. The investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and liabilities as well as to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. The Valuation Designee may utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
Securities held in the fund’s portfolio are valued every business day. The following valuation policies and procedures are used by the Valuation Designee to value various types of securities:
● Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
● Foreign equity security fair valuation: The Valuation Designee has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the valuation of the fund’s holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the Valuation Designee seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of the fund’s portfolio holdings and the net asset value (NAV) of the fund’s shares and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of the fund and that of its comparative index or benchmark.
● Securities for which no quoted value is available: The Valuation Designee has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, a security may be fair valued when it’s de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Fair value determinations are made in good faith in accordance with adopted valuation procedures. The Valuation Designee considers a number of factors, including unobservable market inputs, when arriving at fair value. The Valuation Designee may employ methods such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security.
In accordance with the authoritative guidance on fair value measurements and disclosures under generally accepted accounting principles in the United States of America (GAAP), the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation methods used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If it is determined that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and the Valuation Designee’s judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
● Level 1 — quoted prices in active markets for identical investments — Investments whose values are based on quoted market prices in active markets. These generally include active listed equities, mutual funds, exchange-traded funds (ETFs) and futures contracts. Mutual funds and ETFs are classified as Level 1 prices, without consideration to the classification level of the underlying securities held which could be Level 1, Level 2 or Level 3 in the fair value hierarchy.
● Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include forward foreign currency exchange contracts, U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the valuation of the fund’s holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Valuation Designee has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.

Schwab Global Real Estate Fund
Notes to Portfolio Holdings (Unaudited) (continued)

● Level 3 — significant unobservable inputs (including the Valuation Designee’s assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not readily available for these securities, one or more valuation methods are used for which sufficient and reliable data is available. The inputs used in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated in the absence of market information. Assumptions used due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the fund’s investments as of November 30, 2025, are disclosed in the fund’s Portfolio Holdings.
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